Camber Energy, Inc. 8-K

Exhibit 10.4

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

STATE OF OKLAHOMA	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF LINCOLN	§

That N & B Energy, LLC, a Texas limited liability company, having a mailing address at 4040 Broadway, Suite 425, San Antonio, Texas 78209 (hereinafter "Assignor"), for and in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby assign, transfer, sell and convey unto Camber Royalties, LLC having a mailing address at 4040 Broadway Street, Suite 425, San Antonio, Texas 78209 (hereinafter "Assignee”) an Overriding Royalty Interest equal to the difference between existing burdens and eighteen and eight hundred seventy-five one thousands percent (18.875%) (the “Overriding Royalty Interest”) in and to those Oil and Gas Leases and Orders which cover the lands and wells described on Exhibit "A-1" and Exhibit “B” in Lincoln County, State of Oklahoma.

The Overriding Royalty Interest assigned herein applies to all oil, gas, casinghead gas or other hydrocarbon substances which may be produced, saved and marketed from the lands under the terms of the Oil and Gas Leases described on Exhibit "A-1" or the Wells described on Exhibit “B”, if, as and when produced, saved, sold and marketed, but not otherwise, insofar and only insofar as the Oil and Gas Leases cover the lands specifically described on Exhibit "A-1" and the Wells on Exhibit “B”, and subject to the provisions and conditions herein set forth. The Overriding Royalty Interest herein shall bear all costs borne under the oil and gas leases constituting the Oil and Gas Leases described on Exhibit "A-1", including without limitation, taxes and treating, transportation, and marketing costs of the minerals produced thereunder and pay currently its proportionate share of gross production, severance, pipeline taxes and other taxes which may be assessed or levied against said Overriding Royalty Interest or the production attributable thereto. The Overriding Royalty Interest assigned herein shall not impose upon Assignor herein, or Assignor's successors and assigns, any duty or obligation to develop or operate the lands covered by the Oil and Gas Leases which cover the lands described on Exhibit "A-1" for oil, gas or other hydrocarbons other than as required by the provisions of the Oil and Gas Leases nor to maintain the Oil and Gas Leases in effect by the payment of delay rentals.

In the event the Oil and Gas Leases cover less than the entire interest in the oil, gas and other hydrocarbons in the lands covered thereby, the Overriding Royalty Interest assigned herein shall be reduced proportionately and shall be payable to Assignee in the proportion which the interests in the oil, gas and other hydrocarbons in the lands covered by the Oil and Gas Leases bear to the entire estate in the oil, gas and other hydrocarbons in and under said lands described on Exhibit "A-1".

In accordance with Section 2.7(b) of that certain Asset Purchase Agreement dated July 10, 2018, between Camber Energy, Inc. and N&B Energy, LLC (the “APA”), and provided the Closing (as defined in the APA) of such APA occurs and Assignee fails to pay any Unpaid Bills (as defined in the APA), N&B Energy, LLC may be entitled to pay such expenses and deduct the amount of such expenses from any sums payable to Assignee hereunder.

This Overriding Royalty Interest shall attach and apply to all extensions and renewals of the Oil and Gas Leases including any new leases covering any of the wells described on Exhibit “B” as well as any leases under existing. Furthermore, this overriding royalty interest assigned hereby shall apply to all extensions, renewals, ratifications, and amendments.

If the assignment of the Overriding Royalty Interest herein conveyed results in Assignor, or any third-party buyer of Assignor’s interest in the Oil and Gas Leases and Orders which cover the lands and wells described on Exhibit "A-1" and Exhibit “B”, receiving less than an 81.125% net revenue interest in any of the Oil and Gas Leases and Orders which cover the lands and wells described on Exhibit "A-1" and Exhibit “B”, the Overriding Royalty Interest shall apply to such oil and gas lease(s) assigned only to the extent necessary for Assignor or any third-party buyer of Assignor’s interest to receive no less than an 81.125% net revenue interest in any of the Oil and Gas Leases and Orders.

If (i) the Oil and Gas Leases described on Exhibit "A-1" or the wells described on Exhibit “B” cover less than the entire mineral interest, and/or (ii) the interest of Assignor in the Oil and Gas Leases described on Exhibit "A-1" or the wells described on Exhibit “B” cover less than the entire leasehold interest, the overriding royalty interest shall be proportionately reduced.

This Assignment is made without warranty of title, either express or implied. Provided, however, Assignor makes a special limited warranty to Assignee that the interests assigned herein are not subject to any Agreement which has not been disclosed to Assignee which would adversely affect the interests assigned herein.

All of the terms, provisions, covenants and agreements herein contained shall extend to and be binding upon the parties hereto, their respective successors and assigns.

Executed this 26th day of September, but effective August 1, 2018.

Assignor:

N & B ENERGY, LLC, A TEXAS LIMITED LIABILITY COMPANY

BY:	/s/ RICHARD N. AZAR, II
RICHARD N. AZAR, II, MANAGER

ACKNOWLEDGEMENT

STATE OF	TEXAS	§

COUNTY OF	BEXAR	§

This instrument was acknowledged before me on the 26th day of September, 2018 by RICHARD N. AZAR, II, MANAGER OF N & B ENERGY, LLC, A TEXAS LIMITED LIABILITY COMPANY, on behalf of said company.

Given under my hand and seal of office this 26th day of September, 2018.

/s/ Delia Sandoval
Notary Public, State of Texas
My Commission expires on	11-27-2020

EXHIBIT "A" - OVERRIDE LEASES
N & B ENERGY, LLC TO CAMBER ROYALTIES, LLC

Sec - T - R	Legal Description	Lessor	Lessee	Date	County	Recorded
36-T15N-R03E	NE/4	Allen Revocable Trust under Trust Agreement dated April 10, 1996 - Gene W. Allen and Dorothy J. Allen, Co-Trustees	CE Operating, LLC	03/26/18	Lincoln	2290-334
36-T15N-R03E	SE/4	Charlene W. Jarrett Credit Shelter Trust, dated 13th day of July, 2001 - Charlene W. Jarrett, Trustee	CE Operating, LLC	02/06/18	Lincoln	2288-621
36-T15N-R03E	SE/4	Dan Mordhorst Revocable Trust, dated June 30, 1997 - Dan Mordhorst, Trustee	CE Operating, LLC	02/02/18	Lincoln	2288-609
36-T15N-R03E	SE/4	Joyce M. Williams - Melvin O. Williams, as Power-of-Attorney	CE Operating, LLC	02/07/18	Lincoln	2288-615
36-T15N-R03E	Beginning at the NWcorner of the NW4; thence South a distance of 87 rods, thence East a distance of 74 rods, thence North a distance of 87 rods; thence West a distance of 74 rods, to the POB.	Judy Rogers Goble	CE Operating, LLC	02/02/18	Lincoln	2288-641
36-T15N-R03E	Beginning at the NWcorner of the NW4; thence South a distance of 87 rods, thence East a distance of 74 rods, thence North a distance of 87 rods; thence West a distance of 74 rods, to the POB.	L and A Goble Trust - Lyndon D. Goble and Amaryllis Goble, Trustees	CE Operating, LLC	02/01/18	Lincoln	2288-627
36-T15N-R03E	SE/4	Margaret M. Totten	CE Operating, LLC	02/08/18	Lincoln	2288-618
36-T15N-R03E	Beginning at the NWcorner of the NW4; thence South a distance of 87 rods, thence East a distance of 74 rods, thence North a distance of 87 rods; thence West a distance of 74 rods, to the POB.	Mary Ann Greb, a/k/a Mary Ann Goble Greb and Carl Bruce Greb, wife and husband	CE Operating, LLC	02/01/18	Lincoln	2288-624
36-T15N-R03E	NE/4	Robert Lester Allen Trust Under Trust Agreement dated July 24, 1997 - Jeffrey D. Allen, Successor Co-Trustee	CE Operating, LLC	03/26/18	Lincoln	2299-654
17-T13N-R03E	W2 NE/4; SW/4; A Tract of land more particularly described as follows: Beginning 33' West of the Section Line and 33' North of the Section Line; thence North a distance of 349.33'; thence West a distance of 135'; thence South a distance of 349.33'; thence East a distance of 135' to the POB.	Margala Sue Rosson	CE Operating, LLC	05/22/18	Lincoln	2300-185
15-T14N-R03E	N/2 SW/4, a/d/a Lots 3, 4, 9, 10; S/2 SW/4	Arlie Edward Strough	CE Operating, LLC	03/08/18	Lincoln	2288-524

15-T14N-R03E	Lot 1; Lot 6; N/2 NE/4, LESS AND EXCEPT a tract of land more particularly described as follows: Beginning at a point on the East line of Section 15-T14N-R03E where the center line of the U.S. Highway No. 66 intersects said East line; thence South 80°44' West along the center line a distance of 1,301' to the West line of the NE/4 NE/4 of Section 15-T14N-R03E; thence South a distance of 435' to the North ROW line of the St. Louis and San Fransisco Railroad; thence on a 2° curve to the East along the Railroad ROW line a distance of 1,318' to the East line of said Section 15-T14N-R03E; thence North a distance of 478' to the POB; SE/4, a/d/a Lot 5; Lot 7; Lot 8; S/2 SE/4, LESS AND EXCEPT a tract of land more particularly described as follows: Beginning at a point 498.30' North of the SE/c of the SE/4 of Section 15-T14N-R03E; thence West a distance of 30'; thence South on a curve 12°13' to the right a distance of 737.10'; thence South a distance of 33'; thence East a distance of 498.31'; thence North a distance of 498.30' to the POB	Charles W. Owens and Barbara S. Owens Living Trust, dated March 15, 2001 - Charles W. Owens and Barbara S. Owens, Trustees	CE Operating, LLC	02/28/18	Lincoln	2288-516
15-T14N-R03E	N/2 NE/4; Lot 1; Lot 5; Lot 6; Lot 7; Lot 8; S/2 SE/4 LESS AND EXCEPT a tract of land more particularly described as follows: Beginning at a point 498.30' North of the SE/c of the SE/4 of Section 15-T14N-R03E; thence West a distance of 30'; thence South on a curve 12°13' to the right a distance of 737.10'; thence South a distance of 33'; thence East a distance of 498.31'; thence North a distance of 498.30' to the POB	Douglas Sukovaty	CE Operating, LLC	02/26/18	Lincoln	2288-514
15-T14N-R03E	N/2 NE/4; Lot 1; Lot 5; Lot 6; Lot 7; Lot 8; S/2 SE/4 LESS AND EXCEPT a tract of land more particularly described as follows: Beginning at a point 498.30' North of the SE/c of the SE/4 of Section 15-T14N-R03E; thence West a distance of 30'; thence South on a curve 12°13' to the right a distance of 737.10'; thence South a distance of 33'; thence East a distance of 498.31'; thence North a distance of 498.30' to the POB	Mona Sukovaty	CE Operating, LLC	02/26/18	Lincoln	2288-510
15-T14N-R03E	Lots 5, 7, 8 a/d/a N/2 SE/4; S/2 SE/4, LESS AND EXCEPT a tract of land more particularly described as follows: Beginning at a point 498.30' North of the SE/c of the SE/4 of Section 15-T14N-R03E; thence West a distance of 30'; thence South on a curve 12°13' to the right a distance of 737.10'; thence South a distance of 33'; thence East a distance of 498.31'; thence North a distance of 498.30' to the POB	Reece A. Burch	CE Operating, LLC	03/13/18	Lincoln	2288-538
15-T14N-R03E	SW/4, a/d/a Lot 3; Lot 4; Lot 9; Lot 10; S/2 SW/4	Russell Prince and Gloria M. Brady-Prince	CE Operating, LLC	02/23/18	Lincoln	2288-512
15-T14N-R03E	Lot 1; Lot 5; Lot 6; Lot 7; Lot 8; N/2 NE/4; S/2 SE/4 LESS AND EXCEPT a tract of land more particularly described as follows: Beginning at a point 498.30' North of the SE/c of the SE/4 of Section 15-T14N-R03E; thence West a distance of 30'; thence South on a curve 12°13' to the right a distance of 737.10'; thence South a distance of 33'; thence East a distance of 498.31'; thence North a distance of 498.30' to the POB, including all accretion and riparian rights appurtenant thereto	The Sheila J. Sukovaty Trust, under trust agreement dated June 16, 2009 - Sheila J. Sukovaty, as Trustee	CE Operating, LLC	02/15/18	Lincoln	2288-508
15-T14N-R03E	Lot 2; NW/4 NE/4 lying North of the Deep Fork	Vera Telford - Mike Telford as Power of Attorney	CE Operating, LLC	03/08/18	Lincoln	2288-528

15-T14N-R03E	N/2 NE/4; Lot 1; Lot 5; Lot 6; Lot 7; Lot 8; S/2 SE/4 LESS AND EXCEPT a tract of land more particularly described as follows: Beginning at a point 498.30' North of the SE/c of the SE/4 of Section 15-T14N-R03E; thence West a distance of 30'; thence South on a curve 12°13' to the right a distance of 737.10'; thence South a distance of 33'; thence East a distance of 498.31'; thence North a distance of 498.30' to the POB	Vickie Subbert	CE Operating, LLC	02/26/18	Lincoln	2288-526
15-T14N-R03E	SW/4, a/d/a Lot 3; Lot 4; Lot 9; Lot 10; S/2 SW/4	Virgie M. Prince	CE Operating, LLC	03/02/18	Lincoln	2288-519
10-T14N-R03E	SE/4	Chandler Clan, LLC	CE Operating, LLC	02/14/18	Lincoln	2288-490
10-T14N-R03E	SE/4	Peggy A. Schimmels	CE Operating, LLC	02/23/18	Lincoln	2288-492
10-T14N-R03E	S/2 NE/4	Robert C. Reid	CE Operating, LLC	02/20/18	Lincoln	2288-486
10-T14N-R03E	SE/4	Susan Urwin	CE Operating, LLC	02/06/18	Lincoln	2288-483
10-T14N-R03E	S/2 NE/4	William J. Reid, Jr.	CE Operating, LLC	02/20/18	Lincoln	2288-488
09-T10N-R09E	W/2 NW/4	Parkhurst, KLS	CE Operating, LLC	05/24/18	Okfuskee	1233-189
12-T13N-R02E	SW/4	Athan, Inc.	CE Operating, LLC	03/07/18	Lincoln	0-0
12-T13N-R02E	E/2 NW/4	Cynthia Johnston	CE Operating, LLC	02/20/18	Lincoln	2288-445
12-T13N-R02E	SW/4	Donald Walk and Rema L. Walk, husband and wife	CE Operating, LLC	02/21/18	Lincoln	2290-65
12-T13N-R02E	SE/4	Glenda J. Jordan, now Morrison	CE Operating, LLC	02/27/18	Lincoln	2288-464
12-T13N-R02E	NE/4	James Mario Olvera	CE Operating, LLC	04/06/18	Lincoln	2300-129
12-T13N-R02E	SE/4	Jan Jordan Davis, now Hadley	CE Operating, LLC	02/22/18	Lincoln	2288-455
12-T13N-R02E	NE/4	Julia B. Olvera	CE Operating, LLC	04/06/18	Lincoln	2300-132
12-T13N-R02E	NE/4	Julian Q. Whorton	CE Operating, LLC	02/12/18	Lincoln	2288-442
12-T13N-R02E	SE/4	Larry Allen Davies	CE Operating, LLC	02/12/18	Lincoln	2288-449
12-T13N-R02E	SW/4	Lori Walk Kennedy	CE Operating, LLC	05/07/18	Lincoln	2300-149
12-T13N-R02E	NE/4	Mary Alice Ayers	CE Operating, LLC	04/06/18	Lincoln	2300-126
12-T13N-R02E	SW/4	Richard Wilson, a/k/a Richard M. Wilson	CE Operating, LLC	02/26/18	Lincoln	2288-452
05-T13N-R03E	SW/4	Haskell Horn, Family Limited Partnership	CE Operating, LLC	03/30/18	Lincoln	2300-155
04-T14N-R05E	Beginning at the SW/c SE/4 SE/4, thence North 64 rods, thence East 12.5 rods, thence South 64 rods, thence West 12.5 rods to the POB; SW/4 SE/4, LESS AND EXCEPT a 2 acre Tract described as follows: Beginning at a point 576.84' East of the SW/c, thence North 264', thence East 330', thence South 264', thence West 330' to the POB	Arlie Edward Strough	CE Operating, LLC	03/15/18	Lincoln	2299-695
04-T14N-R05E	SW/4	Charles W. Towler	CE Operating, LLC	02/28/18	Lincoln	2288-566
04-T14N-R05E	SW/4	Karen Brown	CE Operating, LLC	02/28/18	Lincoln	2288-569
04-T14N-R05E	Beginning at the SW/c SE/4 SE/4, thence North 64 rods, thence East 12.5 rods, thence South 64 rods, thence West 12.5 rods to the POB; SW/4 SE/4, LESS AND EXCEPT a 2 acre Tract described as follows: Beginning at a point 576.84' East of the SW/c, thence North 264', thence East 330', thence South 264', thence West 330' to the POB	Robert R. Strough	CE Operating, LLC	02/28/18	Lincoln	2288-548
04-T14N-R05E	Beginning at the SW/c SE/4 SE/4, thence North 64 rods, thence East 12.5 rods, thence South 64 rods, thence West 12.5 rods to the POB; SW/4 SE/4, LESS AND EXCEPT a 2 acre Tract described as follows: Beginning at a point 576.84' East of the SW/c, thence North 264', thence East 330', thence South 264', thence West 330' to the POB	Russell H. Prince a/k/a Russell Prince and Gloria M. Prince, husband and wife	CE Operating, LLC	03/03/18	Lincoln	2288-551

04-T14N-R05E	Beginning at the SWc SE/4 SE/4, thence North 64 rods, thence East 12.5 rods, thence South 64 rods, thence West 12.5 rods to the POB; SW/4 SE/4, LESS AND EXCEPT a 2 acre Tract described as follows: Beginning at a point 576.84' East of the SWc, thence North 264', thence East 330', thence South 264', thence West 330' to the POB	Stephen Allen Strough	CE Operating, LLC	03/15/18	Lincoln	2288-563
09-T13N-R03E	NW/4	Anthony C. Storey	CE Operating, LLC	03/15/18	Lincoln	2288-473
09-T13N-R03E	SW/4	Duane L. Rice	CE Operating, LLC	03/13/18	Lincoln	2288-467
09-T13N-R03E	SW/4	Gary Rice	CE Operating, LLC	03/13/18	Lincoln	2288-471
09-T13N-R03E	SW/4	Gerald R. (Jerry) Hamby	CE Operating, LLC	03/13/18	Lincoln	2288-479
09-T13N-R03E	SW/4	Kenneth R. Rice	CE Operating, LLC	03/13/18	Lincoln	2288-469
09-T13N-R03E	NW/4	L.G. Yauk, LLC	CE Operating, LLC	03/12/18	Lincoln	2288-475
09-T13N-R03E	NW/4	Margaret A. Revels	CE Operating, LLC	04/02/18	Lincoln	2299-756
09-T13N-R03E	NW/4	Stephen Ford Storey	CE Operating, LLC	03/28/18	Lincoln	2299-765
15-T14N-R04E	NE/4 NW/4; E/2 E/2 NW/4 NW/4	Barbara J. Foreman Revocable Trust, dated November 5, 2003 - Barbara J. Foreman, Trustee	CE Operating, LLC	02/27/18	Lincoln	2290-316
15-T14N-R04E	NE/4 SW/4; S/2 SE/4 SW/4	First Presbyterian Church of Chandler, OK	CE Operating, LLC	04/09/18	Lincoln	2299-747
15-T14N-R04E	NE/4	Lee Theis	CE Operating, LLC	03/16/18	Lincoln	-
15-T14N-R04E	SE/4	Milton C. Craig and Wanda L. Craig 2005 Revocable Trust Agreement - Milton C. Craig and Wanda L. Craig, Co-Trustees	CE Operating, LLC	03/07/18	Lincoln	2290-319
15-T14N-R04E	SE/4	Joseph P. O'Brien Revocable Trust, dated March 27, 1996 - Joseph P. O'Brien, Trustee	CE Operating, LLC	04/06/18	Lincoln	2299-734
15-T14N-R04E	NE/4	Seelig 2017 Irrevocable Trust - Jackie Glecker, Trustee	CE Operating, LLC	03/19/18	Lincoln	2290-291
35-T15N-R03E	SW/4; E/2 SE/4	Carolyn Sue McFadden	CE Operating, LLC	03/03/18	Lincoln	2288-603
35-T15N-R03E	W/2 SE/4	Carroll Whitney Enterprises, Inc.	CE Operating, LLC	03/03/18	Lincoln	2288-600
35-T15N-R03E	SW/4; E/2 SE/4	Dixie Lee Spoor Miner	CE Operating, LLC	03/03/18	Lincoln	2288-606
35-T15N-R03E	SW/4; E/2 SE/4	Gary Lynn Adkins	CE Operating, LLC	02/07/18	Lincoln	2288-598
35-T15N-R03E	SW/4; E/2 SE/4	Jack L. Steele	CE Operating, LLC	01/30/18	Lincoln	2288-582
35-T15N-R03E	SW/4; E/2 SE/4	Jack W. Steele	CE Operating, LLC	01/30/18	Lincoln	2288-584
35-T15N-R03E	SW/4; E/2 SE/4	Janice L. Averill	CE Operating, LLC	02/13/18	Lincoln	2288-596
35-T15N-R03E	NE/4	Joan E. Walker, a/k/a Joan W. King	CE Operating, LLC	02/10/18	Lincoln	2288-591
35-T15N-R03E	SW/4; E/2 SE/4	John Delbert War, Jr. and Betty Ward, husband and wife	CE Operating, LLC	02/01/18	Lincoln	2288-580
35-T15N-R03E	SW/4; E/2 SE/4	Lowell Lynch Wood and Monica Wood, husband and wife	CE Operating, LLC	02/17/18	Lincoln	2288-594
35-T15N-R03E	SW/4; E/2 SE/4	Pamela Sue Bonwell	CE Operating, LLC	01/30/18	Lincoln	2288-586
35-T15N-R03E	SW/4; E/2 SE/4	Reba L. Baker Revocable Trust under Trust Agreement dated June 3, 1998 - Reba L. Baker, Trustee	CE Operating, LLC	02/01/18	Lincoln	2288-589
35-T15N-R03E	NE/4	Remington Royalty II, LLC	CE Operating, LLC	04/13/18	Lincoln	0-0
35-T15N-R03E	S/2 NE/4	William R. Pyeatt and Sharon K. Pyeatt 2011 Revocable Trust Agreement - William R. Pyeatt and Sharon K. Pyeatt, Trustees	CE Operating, LLC	03/08/18	Lincoln	0-0
36-T15N-R03E	NW/4, Less and Except a tract of land more particularly described as follows: Beginning at the NWcorner of the NW/4; thence South a distance of 87 rods, thence East a distance of 74 rods, thence North a distance of 87 rods; thence West a distance of 74 rods, to the POB	Bobby G. Sherman and Angela S. Sherman, husband and wife	CE Operating, LLC	04/13/18	Lincoln	2299-680

36-T15N-R03E	NW/4, Less and Except a tract of land more particularly described as follows: Beginning at the NWcorner of the NW/4; thence South a distance of 87 rods, thence East a distance of 74 rods, thence North a distance of 87 rods; thence West a distance of 74 rods, to the POB	Clifford E. Kirkpatrick	CE Operating, LLC	04/18/18	Lincoln	2299-666
36-T15N-R03E	NW/4, Less and Except a tract of land more particularly described as follows: Beginning at the NWcorner of the NW/4; thence South a distance of 87 rods, thence East a distance of 74 rods, thence North a distance of 87 rods; thence West a distance of 74 rods, to the POB	Deborah Agnes Acord	CE Operating, LLC	04/20/18	Lincoln	2299-674
36-T15N-R03E	NW/4, Less and Except a tract of land more particularly described as follows: Beginning at the NWcorner of the NW/4; thence South a distance of 87 rods, thence East a distance of 74 rods, thence North a distance of 87 rods; thence West a distance of 74 rods, to the POB.	Dorthy R. Taylor, a/k/a Dorothy R. Taylor	CE Operating, LLC	04/19/18	Lincoln	2299-672
36-T15N-R03E	NW/4, Less and Except a tract of land more particularly described as follows: Beginning at the NWcorner of the NW/4; thence South a distance of 87 rods, thence East a distance of 74 rods, thence North a distance of 87 rods; thence West a distance of 74 rods, to the POB	Gary Lee Jones	CE Operating, LLC	04/20/18	Lincoln	2299-664
36-T15N-R03E	NW/4	Georgia Greenlee	CE Operating, LLC	03/13/18	Lincoln	2290-105
36-T15N-R03E	SE/4	James A. Nelson	CE Operating, LLC	03/26/18	Lincoln	2299-657
36-T15N-R03E	SE/4	Janet Stieben and Dennis C. Stieben, wife and husband	CE Operating, LLC	03/12/18	Lincoln	2290-330
36-T15N-R03E	SE/4	John C. Harrington Trust, under Trust Agreement dated August 6, 2010 - John C. Harrington and Karen J., Trustees	CE Operating, LLC	03/05/18	Lincoln	2288-644
36-T15N-R03E	SE/4	Joyce T. Jordan	CE Operating, LLC	02/05/18	Lincoln	2288-630
36-T15N-R03E	NW/4, Less and Except a tract of land more particularly described as follows: Beginning at the NWcorner of the NW/4; thence South a distance of 87 rods, thence East a distance of 74 rods, thence North a distance of 87 rods; thence West a distance of 74 rods, to the POB	Juanita Elaine Mitchell	CE Operating, LLC	04/24/18	Lincoln	2299-691
36-T15N-R03E	SE/4	Karen Sue Nickell	CE Operating, LLC	05/02/18	Lincoln	2299-693
36-T15N-R03E	SE/4	Katherine Maynard	CE Operating, LLC	03/12/18	Lincoln	2299-660
36-T15N-R03E	SE/4	Kristine Irrer	CE Operating, LLC	03/05/18	Lincoln	2299-662
36-T15N-R03E	SE/4	Lynda Fern Bixler	CE Operating, LLC	05/02/18	Lincoln	2299-678
36-T15N-R03E	NW/4, Less and Except a tract of land more particularly described as follows: Beginning at the NWcorner of the NW/4; thence South a distance of 87 rods, thence East a distance of 74 rods, thence North a distance of 87 rods; thence West a distance of 74 rods, to the POB	Martha Darlene Albrecht	CE Operating, LLC	04/20/18	Lincoln	2299-684
36-T15N-R03E	SE/4	Melvin O. Williams	CE Operating, LLC	02/01/18	Lincoln	2288-612
36-T15N-R03E	NW/4, Less and Except a tract of land more particularly described as follows: Beginning at the NWcorner of the NW/4; thence South a distance of 87 rods, thence East a distance of 74 rods, thence North a distance of 87 rods; thence West a distance of 74 rods, to the POB	Nancy Kirkpatrick	CE Operating, LLC	04/24/18	Lincoln	2299-686
36-T15N-R03E	SE/4	Richard N. Roark	CE Operating, LLC	02/05/18	Lincoln	2290-332
10-T15N-R03E	E/2 NE/4	Brian Leslie Simon	CE Operating, LLC	05/09/18	Lincoln	2299-629
10-T15N-R03E	E/2 NE/4	Christoper Simon, a/k/a Christopher T. Simon	CE Operating, LLC	05/11/18	Lincoln	2299-632
10-T15N-R03E	E/2 NE/4	Joseph W. Simon	CE Operating, LLC	05/17/18	Lincoln	2299-638

10-T15N-R03E	SW/4	Mary B. Worsham, a/k/a Mary Lou Worsham, now Mary B. Schmoldt	CE Operating, LLC	05/15/18	Lincoln	2299-642
10-T15N-R03E	E/2 NE/4	NDF Harrison, LLC	CE Operating, LLC	05/15/18	Lincoln	2299-651
10-T15N-R03E	SW/4	Patricia Ann Lyons McNeer	CE Operating, LLC	05/29/18	Lincoln	2299-648
10-T15N-R03E	E/2 NE/4	Theresa Norman	CE Operating, LLC	05/10/18	Lincoln	2299-645
10-T15N-R03E	SW/4	Trevor M. Lyons	CE Operating, LLC	05/08/18	Lincoln	2299-635
17-T13N-R03E	W/2 NE/4	Andrew Moulin	CE Operating, LLC	05/23/18	Lincoln	2300-188
17-T13N-R03E	W/2 NE/4	Charles Christy	CE Operating, LLC	05/24/18	Lincoln	2300-197
17-T13N-R03E	SE/4 LESS AND EXCEPT a Tract of land more particularly described as follows: Beginning 33' West of the Section Line and 33' North of the Section Line; thence North a distance of 349.33'; thence West a distance of 135'; thence South a distance of 349.33'; thence East a distance of 135' to the POB.	Deanna Donaho Huff	CE Operating, LLC	05/23/18	Lincoln	0-0
17-T13N-R03E	SE/4 LESS AND EXCEPT a Tract of land more particularly described as follows: Beginning 33' West of the Section Line and 33' North of the Section Line; thence North a distance of 349.33'; thence West a distance of 135'; thence South a distance of 349.33'; thence East a distance of 135' to the POB	Iva Bell Mutz	CE Operating, LLC	05/29/18	Lincoln	2300-194
17-T13N-R03E	W/2 NE/4	Roger Moulin	CE Operating, LLC	05/23/18	Lincoln	2300-191
03-T15N-R03E	S/2 SE/4	Lee E. Dumas	CE Operating, LLC	05/09/18	Lincoln	2299-725
03-T15N-R03E	N/2 SE/4	Robert W. Thompson and Debra A. Thompson, husband and wife	CE Operating, LLC	05/11/18	Lincoln	2299-727
31-T15N-R04E	N/2 NE/4	L.G. Bolen Trust - Penny Norred Bolen, Trustee	CE Operating, LLC	04/11/18	Lincoln	2300-235
31-T15N-R04E	S/2 SE/4	William A. Morse Revocable Trust, dated July 12,1993 - William A. Morse and Connie E. Morse, Co-Trustees	CE Operating, LLC	04/25/18	Lincoln	2300-231
06-T14N-R04E	Lot 5 and SE/4 NW/4	Arthur Stanton Matthes	CE Operating, LLC	04/12/18	Lincoln	2300-47
06-T14N-R04E	Lot 7 and SE/4 SW/4	Barbara Sue Starling	CE Operating, LLC	05/29/18	Lincoln	2300-123
06-T14N-R04E	N/2 SE/4	Betty Roberson	CE Operating, LLC	05/11/18	Lincoln	2300-120
06-T14N-R04E	Lot 7 and SE/4 SW/4; SE/4	Calvin R. Burgess	CE Operating, LLC	05/10/18	Lincoln	2300-97
06-T14N-R04E	Lot 6 and NE/4 SW/4	Carla Sargent	CE Operating, LLC	04/12/18	Lincoln	2300-59
06-T14N-R04E	Lot 6 and NE/4 SW/4; N/2 SE/4	Claudia Jondahl Davidge Trust dated June 27, 2012 - Claudia Jondahl Davidge, Trustee	CE Operating, LLC	04/10/18	Lincoln	2300-64
06-T14N-R04E	N/2 SE/4	Doris Peck	CE Operating, LLC	05/07/18	Lincoln	2300-70
06-T14N-R04E	Lot 5 and SE/4 NW/4	Eartha D. Reilly 2011 Separate Property Trust dated December 19, 2011 - Eartha D. Reilly, Trustee	CE Operating, LLC	04/20/18	Lincoln	2300-67
06-T14N-R04E	Lot 1 and Lot 2; S/2 NE/4 LESS AND EXCEPT a 2.025 acre tract in the NE/4 reserved for the Board of Education, Independent School District No. 1 of Lincoln County, Oklahoma	John J. Detweiler and Kum Cha Detweiler	CE Operating, LLC	04/10/18	Lincoln	2300-80
06-T14N-R04E	Lot 6 and NE/4 SW/4; N/2 SE/4	Jondahl Family Trust dated October 5, 1994 - Golda Irene Jondahl, Trustee	CE Operating, LLC	04/16/18	Lincoln	2300-53
06-T14N-R04E	Lot 5 and SE/4 NW/4	Karl Robert Matthes, Jr.	CE Operating, LLC	04/12/18	Lincoln	2300-94
06-T14N-R04E	Lot 7 and SE/4 SW/4; SE/4	Larry Roberts	CE Operating, LLC	04/16/18	Lincoln	2300-88
06-T14N-R04E	Lot 5 and SE/4 NW/4	Laurie Louise Matthes Beeson	CE Operating, LLC	05/29/18	Lincoln	2300-108
06-T14N-R04E	Lot 5 and SE/4 NW/4	Lowell Schneberger and Linda Schneberger	CE Operating, LLC	04/09/18	Lincoln	2300-50
06-T14N-R04E	Lot 7 and SE/4 SW/4; SE/4	Mary Ellen Childress Reed	CE Operating, LLC	04/16/18	Lincoln	2300-84
06-T14N-R04E	Lot 7 and SE/4 SW/4	Michael Sporleder	CE Operating, LLC	05/23/18	Lincoln	2300-102

06-T14N-R04E	Lot 5 and SE/4 NW/4	Nellie Caldwell	CE Operating, LLC	04/17/18	Lincoln	2300-56
06-T14N-R04E	Lot 7 and SE/4 SW/4	Phyllis Ann Shuey	CE Operating, LLC	05/18/18	Lincoln	2300-92
06-T14N-R04E	Lot 6 and NE/4 SW/4	Sargent Revocable Trust, dated 11/19/2003 - Betty Sargent, Trustee, and Betty Sargent, Individually, Shawn Robert Sargent, Individually, and Christopher Robert Sargent, Individually	CE Operating, LLC	05/09/18	Lincoln	2300-111
06-T14N-R04E	Lot 7 and SE/4 SW/4	William E. Sporleder	CE Operating, LLC	05/23/18	Lincoln	2300-105
04-T14N-R03E	NE/4	Barbara Hagen, a/k/a Barbara Jo Hagen	CE Operating, LLC	05/24/18	Lincoln	2300-212
04-T14N-R03E	NE/4 SW/4	Barbara Sue Starling	CE Operating, LLC	05/29/18	Lincoln	2300-221
04-T14N-R03E	NE/4 SW/4; S/2 SE/4 SW/4	Don E. Sporleder	CE Operating, LLC	05/09/18	Lincoln	2300-200
04-T14N-R03E	N/2 NE/4 SW/4	Faudree Q. Account, Ltd.	CE Operating, LLC	05/29/18	Lincoln	2300-224
04-T14N-R03E	NE/4 SW/4	Karen Brown	CE Operating, LLC	05/10/18	Lincoln	2300-203
04-T14N-R03E	W/2 SW/4; SE/4 SW/4	Kay Diane Bowles Revocable Trust u/d dtd 11/29/2007 - Kay Diane Bowles, Trustee	CE Operating, LLC	05/29/18	Lincoln	2300-228
04-T14N-R03E	NE/4 SW/4	Michael Sporleder	CE Operating, LLC	05/11/18	Lincoln	2300-207
04-T14N-R03E	W/2 SW/4; SE/4 SW/4	Patricia Ann Lynch-Dopkin	CE Operating, LLC	05/21/18	Lincoln	2300-218
04-T14N-R03E	NE/4 SW/4	Phyllis Ann Shuey	CE Operating, LLC	05/18/18	Lincoln	2300-215
04-T14N-R03E	NE/4 SW/4	William E. Sporleder	CE Operating, LLC	05/11/18	Lincoln	2300-209
15-T14N-R03E	Lot 2; NW/4 NE/4 lying North of the Deep Fork	Billy R. Delphon and Judith Kay Delphon 2014 Revocable Trust, dated December 16, 2014 - Judith Kay Delphon, Trustee	CE Operating, LLC	03/21/18	Lincoln	2290-148
15-T14N-R03E	N/2 NE/4; Lot 1; Lot 5; Lot 6; Lot 7; Lot 8; S/2 SE/4 LESS AND EXCEPT a tract of land more particularly described as follows: Beginning at a point 498.30' North of the SE/c of the SE/4 of Section 15-T14N-R03E; thence West a distance of 30'; thence South on a curve 12°13' to the right a distance of 737.10'; thence South a distance of 33'; thence East a distance of 498.31'; thence North a distance of 498.30' to the POB	George Sukavoty	CE Operating, LLC	02/26/18	Lincoln	2288-540
15-T14N-R03E	Lot 3; Lot 4; Lot 9; Lot 10; S/2 SW/4	Howard Family Trust, dated November 14, 2003 - Douglas D. Howard and June E. Howard, Trustees	CE Operating, LLC	02/20/18	Lincoln	-
15-T14N-R03E	N/2 SW/4, a/d/a Lots 3, 4, 9, 10; S/2 SW/4	Ronald C. Gregory, a/k/a Ronnie Gregory and Cheryl L. Gregory, husband and wife	CE Operating, LLC	04/25/18	Lincoln	2299-575
15-T14N-R03E	SW/4, a/d/a Lot 3; Lot 4; Lot 9; Lot 10; S/2 SW/4	Russell Prince and Gloria M. Brady-Prince	CE Operating, LLC	02/23/18	Lincoln	-
15-T14N-R03E	N/2 SW/4, a/d/a Lots 3, 4, 9, 10; S/2 SW/4	Stephen Allen Strough	CE Operating, LLC	03/08/18	Lincoln	2290-150
10-T14N-R03E	N/2 NE/4	Catherine S. Barber and David E. Barber Family Revocable Trust, dated 5/7/04 - Catherine S. Barber, Trustee	CE Operating, LLC	04/17/18	Lincoln	2299-563
10-T14N-R03E	S/2 NE/4	David Clark Brownmiller	CE Operating, LLC	03/13/18	Lincoln	2288-494
10-T14N-R03E	SE/4	Gerald Plumb	CE Operating, LLC	04/03/18	Lincoln	2299-556
10-T14N-R03E	SW/4	Jacqueline De Young	CE Operating, LLC	04/04/18	Lincoln	2299-559
10-T14N-R03E	S/2 NE/4	Joyce Ellen Wagner	CE Operating, LLC	03/13/18	Lincoln	2288-496
10-T14N-R03E	SE/4	Linda Plumb	CE Operating, LLC	03/21/18	Lincoln	2299-566
10-T14N-R03E	SE/4	Sherry Chandler	CE Operating, LLC	03/27/18	Lincoln	2290-111
09-T10N-R09E	E/2 NW/4	Cannon Miles Tolbert, a/k/a Cannon Tolbert	CE Operating, LLC	06/04/18	Okfuskee	1234-59
09-T10N-R09E	W/2 NW/4	Eric Ray Swant	CE Operating, LLC	05/24/18	Okfuskee	1232-326
09-T10N-R09E	NW/4; E/2 SW/4, limited to the Misener & Hunton Formations also known as the Misener-Hunton Common Source of Supply	Living Trust of Shirley R. White, under Declaration of Trust dated December 11, 2007 - Christie W. Hoyer, Co-Trustee	CE Operating, LLC	06/08/18	Okfuskee	1234-63

09-T10N-R09E	W/2 NW/4	Meagan R. Swant, f/k/a Meagan R. Swant Combs	CE Operating, LLC	05/29/18	Okfuskee	1232-328
09-T10N-R09E	E/2 NW/4	Patty M. Coleman, a/k/a Patty Marlene McKinney Coleman, a/k/a Patty Coleman	CE Operating, LLC	05/23/18	Okfuskee	1231-578
09-T10N-R09E	NW/4, limited to the Misener & Hunton Formations also known as the Misener-Hunton Common Source of Supply	Stanley G. and Julia W Kennedy Family Trust - Julia W. Kenedy Trustee	CE Operating, LLC	06/11/18	Okfuskee	1233-191
09-T10N-R09E	E/2 NW/4	Sue M. Wilborn, a/k/a Sue Wilborn, a/k/a Anna Sue McKinney Wilborn	CE Operating, LLC	05/23/18	Okfuskee	1232-324
09-T10N-R09E	E/2 NW/4, limited to the Misener & Hunton Formations also known as the Misener-Hunton Common Source of Supply	The McMahan Trust - James Craig McMahan, Successor and Final Trustee	CE Operating, LLC	06/13/18	Okfuskee	1234-57
09-T10N-R09E	E/2 NW/4, limited to the Misener & Hunton Formations also known as the Misener-Hunton Common Source of Supply	Warner Andrew Richeson and Janet McKinney Richeson, f/k/a Janet Sue McKinney, husband and wife	CE Operating, LLC	06/08/18	Okfuskee	1234-67
12-T13N-R02E	SE/4	Alan Charles Lantz	CE Operating, LLC	02/15/18	Lincoln	2288-439
12-T13N-R02E	SE/4	Catherine Lou Endicott	CE Operating, LLC	04/17/18	Lincoln	2300-135
12-T13N-R02E	NE/4	Edward Albert Thompson	CE Operating, LLC	05/14/18	Lincoln	2300-146
12-T13N-R02E	NE/4	Francis Leonora Thompson Hyde, a/k/a Frances Leonora Thompson Hyde	CE Operating, LLC	05/22/18	Lincoln	2300-143
12-T13N-R02E	SW/4	Jan Woodward Clayton Trust - Thomas Clayton, Successor Trustee	CE Operating, LLC	02/27/18	Lincoln	-
12-T13N-R02E	W/2 NW/4	Laura J. Cooke	CE Operating, LLC	04/23/18	Lincoln	2300-138
05-T13N-R03E	SE/4 NW/4	Claudia Kay Cutting Rice	CE Operating, LLC	03/23/18	Lincoln	2290-74
05-T13N-R03E	SW/4	Deanna Donaho Huff	CE Operating, LLC	04/16/18	Lincoln	-
05-T13N-R03E	Lot 1 and 2	Delbert Wayne Weese	CE Operating, LLC	04/11/18	Lincoln	2300-162
05-T13N-R03E	Lot 3 and 4, a/k/a N/2 NW/4	Gayla Jean Taylor and Joel A. Taylor, wife and husband	CE Operating, LLC	05/29/18	Lincoln	2300-180
05-T13N-R03E	Lots 1 and 2	George Fesler and Ladonna Kay Fesler, husband and wife	CE Operating, LLC	04/11/18	Lincoln	2300-170
05-T13N-R03E	Lot 4 a/k/a NW/4 NW/4; SW/4 NW/4	George Hawn Weaber	CE Operating, LLC	03/30/18	Lincoln	2290-83
05-T13N-R03E	SW/4	Ingrid Broadrick	CE Operating, LLC	03/23/18	Lincoln	2290-69
05-T13N-R03E	SE/4 NW/4	Jeanne M. Boese Revocable Trust Agreement dated June 14, 1991 - Jeanne M. Boese, Trustee	CE Operating, LLC	03/23/18	Lincoln	2290-77
05-T13N-R03E	SW/4	Joyce Bernice Blackburn Hart	CE Operating, LLC	03/21/18	Lincoln	2300-177
05-T13N-R03E	SW/4; SE/4	Judith E. Richmond 1999 Trust - Judith E. Richmond, Trustee	CE Operating, LLC	04/06/18	Lincoln	2300-174
05-T13N-R03E	S/2 NE/4	Leila McConnel Gadbois	CE Operating, LLC	03/22/18	Lincoln	2300-159
05-T13N-R03E	SW/4	Linda Broadrick Kuc	CE Operating, LLC	04/03/18	Lincoln	2300-152
05-T13N-R03E	SW/4	Ronald W. Broadrick	CE Operating, LLC	03/22/18	Lincoln	2290-71
05-T13N-R03E	Lot 1 and 2	Ronnie Arthur Weese and Sonya Weese	CE Operating, LLC	04/11/18	Lincoln	2300-166
04-T14N-R05E	Lots 3 and 4 and S/2 NW/4 a/d/a NW/4	Gary S. Cundiff	CE Operating, LLC	05/08/18	Lincoln	2299-707
04-T14N-R05E	Lots 3 and 4 and S/2 NW/4 ada NW/4	Judith Hunt	CE Operating, LLC	03/14/18	Lincoln	2288-554
04-T14N-R05E	SW/4	Larry Flanagan	CE Operating, LLC	05/07/18	Lincoln	2299-722
04-T14N-R05E	Lots 1 and 2 and S/2 NE/4, a/d/a NE/4	Michael Landers	CE Operating, LLC	03/21/18	Lincoln	2288-557
04-T14N-R05E	SW/4	Michael Sporleder	CE Operating, LLC	05/17/18	Lincoln	2299-704
04-T14N-R05E	SW/4	Phyllis Ann Shuey	CE Operating, LLC	05/18/18	Lincoln	2299-719
04-T14N-R05E	Lots 3 and 4 and S/2 NW/4 a/d/a NW/4	Sally A. Hoffman and Kirby Hoffman	CE Operating, LLC	05/08/18	Lincoln	2299-698
04-T14N-R05E	Lots 1 and 2 and S/2 NE/4, a/d/a NE/4	Shelli Landers Watts	CE Operating, LLC	03/21/18	Lincoln	2288-560

04-T14N-R05E	Lots 3 and 4 and S/2 NW/4 a/d/a NW/4	Thomas E. Combs and Mary Helen Combs Living Trust, dated May 24, 1989 - Frances Gamboa a/k/a Wilma Frances Combs Gamboa, Sole Trustee	CE Operating, LLC	05/10/18	Lincoln	2299-710
04-T14N-R05E	Lots 3 and 4 and S/2 NW/4 a/d/a NW/4	Thomas F. Combs	CE Operating, LLC	05/09/18	Lincoln	2299-715
04-T14N-R05E	SW/4	William E. Sporleder	CE Operating, LLC	05/17/18	Lincoln	2299-701
09-T13N-R03E	NE/4	Brenda Fillman Curvey	CE Operating, LLC	04/23/18	Lincoln	2299-786
09-T13N-R03E	NW/4	Clyde Morita and Marilyn Morita, husband and wife	CE Operating, LLC	03/19/18	Lincoln	2290-96
09-T13N-R03E	NE/4	Debra Fillman Curry	CE Operating, LLC	05/24/18	Lincoln	2299-797
09-T13N-R03E	NE/4	Donna Fillman Tracy	CE Operating, LLC	04/23/18	Lincoln	2299-790
09-T13N-R03E	NE/4	Gerald G. Bryan		03/19/18	Lincoln	2290-92
09-T13N-R03E	NW/4	Heather Rose Harrington, f/k/a as Heather R. Beekly	CE Operating, LLC	03/21/18	Lincoln	2290-94
09-T13N-R03E	W/2 SE/4 LESS AND EXCEPT a tract of land off the South part of the W/2 of the SE/4, being a tract of land now used and occupied as a public road	John Vernon Guffey, a/k/a John V. Guffey	CE Operating, LLC	03/20/18	Lincoln	2288-4
09-T13N-R03E	NE/4	Karen Lynn Baker Ferguson	CE Operating, LLC	04/17/18	Lincoln	2299-780
09-T13N-R03E	SW/4	Lola Cain	CE Operating, LLC	04/12/18	Lincoln	2299-774
09-T13N-R03E	NW/4	Margaret Ford Storey, Individually, and Margaret Ford Storey, as Trustee of the Margaret Ford Storey Revocable Trust dated November 20, 2004	CE Operating, LLC	05/17/18	Lincoln	2299-793
09-T13N-R03E	NE/4	Steven James Baker	CE Operating, LLC	04/11/18	Lincoln	2299-777
09-T13N-R03E	NE/4	The Oral Ray and Ada B. Jones Revocable Trust, dated May 23, 2011 - Ada B. Jones, Trustee	CE Operating, LLC	04/11/18	Lincoln	2299-768
09-T13N-R03E	NE/4	Theodore Michael Baker	CE Operating, LLC	04/17/18	Lincoln	2299-783
09-T13N-R03E	NE/4	TThe Elizabeth Ann Baker Family Trust dated May 28, 1998 - Elizabeth Ann Baker, Trustee	CE Operating, LLC	04/11/18	Lincoln	2299-771
15-T14N-R04E	SE/4	Carroll Whitney Enterprises, Inc.	CE Operating, LLC	03/07/18	Lincoln	2290-307
15-T14N-R04E	SE/4	Charles M. DeBord and Danita T. DeBord, husband and wife	CE Operating, LLC	05/09/18	Lincoln	2299-750
15-T14N-R04E	NE/4 NW/4; E/2 E/2 NW/4 NW/4	Clara Amber Williams	CE Operating, LLC	02/27/18	Lincoln	2290-294
15-T14N-R04E	W/2 SW/4	Clark E. Adams Trust, dated 8/27/1986 - Carol Mullane and Anjali Kramer, Trustees	CE Operating, LLC	03/12/18	Lincoln	2290-322
15-T14N-R04E	NE/4 NW/4; E/2 E/2 NW/4 NW/4	Dinah Lee Brendle	CE Operating, LLC	02/27/18	Lincoln	2290-297
15-T14N-R04E	NE/4 SW/4; S/2 SE/4 SW/4	Elmer Ray Neel	CE Operating, LLC	03/07/18	Lincoln	2290-300
15-T14N-R04E	SE/4	Jerry Allen Hitt	CE Operating, LLC	03/01/18	Lincoln	2290-313
15-T14N-R04E	W/2 SW/4	John W. Adams, Jr. Trust, dated August 21, 1986 - Erik B. Hysinger, Successor Trustee	CE Operating, LLC	03/27/18	Lincoln	2299-744
15-T14N-R04E	NE/4 SW/4; S/2 SE/4 SW/4	Martha Virgina Neel	CE Operating, LLC	03/07/18	Lincoln	2290-304
15-T14N-R04E	NE/4 NW/4; E/2 E/2 NW/4 NW/4	Nancy Whistler	CE Operating, LLC	04/12/18	Lincoln	2299-738
15-T14N-R04E	NE/4	The Benedictine Sisters of the Congregation of the Sacred Heart of Jesus and Mary, St. Joseph's Convent	CE Operating, LLC	03/05/18	Lincoln	2290-328
15-T14N-R04E	NE/4 SW/4; S/2 SE/4 SW/4	Yinger Investments, Inc.	CE Operating, LLC	03/20/18	Lincoln	2290-310
14-T14N-R04E	SW/4 NE/4	Ann Adams Nayyar	CE Operating, LLC	03/22/18	Lincoln	2290-162
14-T14N-R04E	SW/4 NE/4	Betty Hysinger	CE Operating, LLC	04/24/18	Lincoln	2299-605
14-T14N-R04E	NW/4 NE/4	Connie Fortier	CE Operating, LLC	04/01/18	Lincoln	2299-584

14-T14N-R04E	SW/4 NE/4	Erik Hysinger, a/k/a Eric Hysinger	CE Operating, LLC	04/10/18	Lincoln	2299-593
14-T14N-R04E	NW/4 NE/4	Faye Fleury	CE Operating, LLC	04/01/18	Lincoln	2299-599
14-T14N-R04E	SW/4	Ida Cathlene Morlan, now Wade	CE Operating, LLC	03/08/18	Lincoln	2299-587
14-T14N-R04E	SW/4 NE/4	Jacqueline Adams Dolin	CE Operating, LLC	03/15/18	Lincoln	2288-542
14-T14N-R04E	SW/4	Jacqueline M. Huckstep Barrows	CE Operating, LLC	03/22/18	Lincoln	2290-159
14-T14N-R04E	SE/4	Jose Ramon Alonso	CE Operating, LLC	03/09/18	Lincoln	2290-178
14-T14N-R04E	NW/4 NE/4	Judy Ann McCarley Arbgast	CE Operating, LLC	03/17/18	Lincoln	2290-175
14-T14N-R04E	NW/4 NE/4	Julia Susanna Lynn Stanton, f/k/a Julia Susanna Lynn Acosta, a married woman dealing in her sole and separate property	CE Operating, LLC	04/05/18	Lincoln	2299-581
14-T14N-R04E	NW/4	Kenita Savage Gibbins	CE Operating, LLC	04/01/18	Lincoln	2290-172
14-T14N-R04E	NW/4 NE/4	Larry Dean Alford	CE Operating, LLC	03/15/18	Lincoln	2288-545
14-T14N-R04E	NW/4 NE/4	Lisa Elaine Jackson	CE Operating, LLC	03/26/18	Lincoln	2290-166
14-T14N-R04E	SW/4 NE/4	Lucy Adams Santos Cundiff	CE Operating, LLC	03/15/18	Lincoln	2290-169
14-T14N-R04E	SE/4	Omega Royalty Co., LLC	CE Operating, LLC	04/05/18	Lincoln	2299-596
14-T14N-R04E	NW/4	Paula Ann Roth	CE Operating, LLC	03/09/18	Lincoln	2290-153
14-T14N-R04E	SW/4	R.D. Ellenbarger	CE Operating, LLC	03/08/18	Lincoln	2290-156
14-T14N-R04E	NW/4	Robert Dewey George	CE Operating, LLC	04/05/18	Lincoln	2299-590
14-T14N-R04E	SE/4	Sallie Jo Hinkle	CE Operating, LLC	04/01/18	Lincoln	2299-578
14-T14N-R04E	SW/4	Trevor Holland	CE Operating, LLC	05/04/18	Lincoln	2299-602
35-T15N-R03E	SW/4	Christopher H. Tilghman	CE Operating, LLC	03/21/18	Lincoln	2290-113
35-T15N-R03E	SW/4	Rober C. Tilghman	CE Operating, LLC	03/21/18	Lincoln	2290-107

EXHIBIT "B"

N & B ENERGY, LLC, TO CAMBER ROYALTIES, LLC

OKFUSKEE COUNTY, OKLAHOMA				
Well Name	Legal Description	County	OCC Order#	API Number
Hobby 1-9H	Section 9-10N-09E	Okfuskee		35107233870000
Love 1-8H	Section 8-10N-09E	Okfuskee		35107234000000
Midway 1-4H	Section 4-10N-09E	Okfuskee	568706 & 578485	35107233830000
Oakland 1-5H	Section 5-10N-09E	Okfuskee	665544	35107233920000
Blackhawk 1-27H	Section 27-12N-09E	Okfuskee	563864	35107233850000
Lightning 1-34H	Section 34-12N-09E	Okfuskee	563861 & 578486	35107233800000
Altus 1-27H	Section 27-11N-10E	Okfuskee		35107234300000
Davis 1-34H	Section 34-11N-10E	Okfuskee	584715	35107234350000
Turbeville 1-33	Section 33-11N-10E	Okfuskee		35107234420000